UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2023

TRxADE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2420 Brunello Trace, Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

(800) 261-0281

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	MEDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Merger Agreement

This section describes the material provisions of the Merger Agreement (as defined below) but does not purport to describe all of the terms thereof. The following summary and description of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Stockholders of TRxADE Health, Inc. and other interested parties are urged to read the Merger Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below are defined in the Merger Agreement.

The Merger

On June 30, 2023, TRxADE Health, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Superlatus Inc., a Delaware corporation (“Superlatus”), and Foods Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”). Pursuant to the Merger Agreement, upon consummation of the Merger, Merger Sub will merge with and into Superlatus (the “Merger”), and the separate existence of Merger Sub shall cease. Superlatus will become a wholly owned subsidiary of the Company and continue as the surviving corporation in the Merger. The Merger shall become effective at the time of the filing of such certificate of merger with the Secretary of State of the State of Delaware or at such later time agreed by the Company and Superlatus (the “Effective Time”).

Merger Consideration

As consideration for the Merger, at the Effective Time, shareholders of Superlatus shall be entitled to an aggregate of 173,463 shares of the Company stock, which will be comprised of (i) 136,436 shares of common stock of the Company, representing 19.9% of the total issued and outstanding common stock of the Company after the consummation of the Merger (the “Closing”) and (ii) 37,027 shares of Company’s Series B Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”), with a conversion ratio of 100 to one.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties made by each of the Company and Superlatus as of the date of the Merger Agreement or other specified dates. Each party has agreed to use its commercially reasonable efforts to affect the Closing and consummate the transactions contemplated by the Merger Agreement. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier to occur of the termination of the Merger Agreement and the Effective Time.

No Survival

The representations and warranties of the parties contained in the Merger Agreement terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time.

Conditions to Consummation of the Merger

The Merger Agreement contains customary conditions to Closing, including the following mutual conditions of the parties (unless waived): (i) no temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other governmental authority of competent jurisdiction and remain in effect and there shall not be any law which has the effect of making the consummation of the Contemplated Transactions illegal; (ii) Superlatus shall have obtained the required shareholder vote; (iii) all required filings under the HSR Act shall have been completed and any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.

In addition, unless waived by the Company, the obligations of the Company to consummate the Contemplated Transactions are subject to the satisfaction of the following additional closing conditions, in addition to the delivery by Superlatus of customary certificates and other closing deliverables: (i) Superlatus shall acquire Sapientia Technology, LLC and Prestige Farms, Inc. (together, the “Combined Companies”); (ii) subject to certain exceptions, the representations of Superlatus being true and correct as of the date of the Merger Agreement and as of the Closing Date or a particular date as specified; (iii) Superlatus having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with by it on or prior to the Effective Time; (iv) absence of any material adverse effect with respect to Superlatus since the date of the Merger Agreement; (v) Lock-Up Agreements will continue to be in full force and effect as of immediately following the Effective Time; (vi) Superlatus shareholder written consent executed by the equity holders of Superlatus shall be in full force and effect; (vii) receiving a fairness opinion from The Mentor Group in a form acceptable to the Company in its sole and absolute discretion within ten business days of the execution and delivery of this Agreement; (vii) Suren Ajjarapu and Prashant Patel each shall have entered into a twelve month consulting agreement, in form and substance acceptable to the Company and Superlatus, with the post-closing Superlatus, to be effective immediately following Closing; and (viii) Superlatus shall provide all requested documentation to the Company, in the Company’s sole and absolute discretion, related to the financing for the Combined Companies to be closed concurrently with this Merger.

Finally, unless waived by Superlatus, the obligations of Superlatus to consummate the Contemplated Transactions are subject to the satisfaction of the following additional closing conditions, in addition to the delivery by the Company of customary certificates and other closing deliverables: (i) subject to certain exceptions, the representations of the Company and Merger Sub being true and correct as of the date of the Merger Agreement and as of the Closing Date or a particular date as specified; (ii) the Company and Merger Sub having performed in all material respects its obligations and complied in all material respects with its covenants and agreements under the Merger Agreement required to be performed or complied with by it on or prior to the Effective Time; (iii) absence of any material adverse effect of the Company and the Merger Sub since the date of the Merger Agreement; (iv) if applicable, Superlatus shall have received a true and correct copies of each payoff letter addressed to the Company and Superlatus from debtholders of the Company in connection with the repayment by the Company of any unpaid indebtedness for borrowed money of the Company and related fees to debtholders of the Company and termination of the relevant debt instruments.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among others (i) by the mutual written consent of the Company and Superlatus, (ii) by either the Company or Superlatus if the Merger shall not have been consummated by August 30, 2023, subject to possible extension; (iii) by either the Company or Superlatus if a court of competent jurisdiction or governmental authority shall have issued a final and nonappealable order; (iv) by the Company if Superlatus cannot deliver to the Company the valuation certificate that reflects a valuation of Superlatus of at least $225,000,000.00 or the board of directors of the Company has not received satisfactory fairness opinion that the Merger the other transactions contemplated by the Merger Agreement are fair to the holders of common stock of the Company; (v) by the Company, in its sole and absolute discretion, by giving written notice to Superlatus within the 60-day period after the date of the Merger Agreement; (vi) by the Company if the matters set forth on Section 6.1 of the Company’s Disclosure Schedule in the Merger Agreement have not been resolved within the 60-day period after the date of the Merger Agreement; (vii) by Superlatus, upon a breach of any representation, warranty, covenant or agreement in the Merger Agreement by the Company or Merger Sub or if any representation or warranty of the Company or Merger Sub shall have become inaccurate, and (viii) by the Company, upon a breach of any representation, warranty, covenant or agreement in the Merger Agreement by Superlatus or if any representation or warranty of Superlatus shall have become inaccurate; and (ix) by the Company and following compliance with all of the requirements set forth in the proviso to Section 10.1(j) in the Merger Agreement, upon the board of the Company authorizing the Company to enter into a Permitted Alternative Agreement. If the Merger Agreement is terminated, all further obligations of the parties under the Merger Agreement will terminate and will be of no further force and effect (except those certain sections enumerated in the Merger Agreement), and no party will have any further liability to any other party thereto except for liability for any fraud claims or willful breach of a representation, warranty, covenant or obligation under the Merger Agreement prior to such termination.

Governing Law

The Merger Agreement is governed by the laws of the State of Delaware without regard to the conflict of laws principles thereof.

The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been filed with this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Superlatus, Merger Sub or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Stock Swap Agreement

As a condition and inducement to Superlatus’s willingness to enter into the Merger Agreement, on June 28, 2023, Suren Ajjarapu and Prashant Patel (the “Principal Stockholders”) entered into an agreement with the Company (the “Stock Swap Agreement”), pursuant to which, the Company will transfer all of the shares or membership interest of a variety of operating subsidiaries currently owned by the Company to Principal Stockholders, in exchange for Suren Ajjarapu to surrender 85,000 shares of the common stock of the Company and Prashant Patel to surrender 81,666 shares of the common stock of the Company (the “Stock Swap Transaction”). The closing of the Stock Swap Transaction shall take place simultaneously with the approval by the Company’s stockholders of the conversion of the Series B preferred Stock into common stock. The closing of the Stock Swap Transaction is subject to the simultaneous condition that the Merger is successfully closed.

Stock Swap Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Stock Swap Agreement is qualified in its entirety by reference to such exhibit. The description of the Stock Swap Agreement is not intended to provide any other factual information about the Company or to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC.

Superlatus Shareholder Support Agreement

Within ten (10) business days of the execution and delivery of the Merger Agreement and as a condition and inducement to the Company’s willingness to enter into this Merger Agreement, certain officers, directors and 5% or greater stockholders (together with their Affiliates) of Superlatus will enter into support agreements in favour of form and substance agreeable to the Company and Superlatus (the “Company Shareholder Support Agreement”), pursuant to which such persons have, subject to the terms and conditions set forth therein, agreed to vote all of their Superlatus common shares in favour of the adoption of the Merger Agreement and other transaction documents and thereby approve the Contemplated Transactions and against any competing proposals.

Lock-Up Agreement

Within ten (10) business days of the execution and delivery of the Merger Agreement and as a condition and inducement to the Company’s willingness to enter into the Merger Agreement, certain equity holders of Superlatus will enter into lock-up agreements.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the Merger Agreement, the Company will issue shares of common stock and Series B Preferred Stock at the Effective Time. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Such issuances will be made in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Regulation D under the Securities Act promulgated thereunder, and corresponding provisions of state securities or “blue sky” laws. The issuance of the securities will not involve a public offering and will be made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 7.01	Regulation FD Disclosure

On June 30, 2023, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; risks that one or more conditions to closing of the Merger may not be satisfied within the expected timeframe or at all or that the closing of the proposed Merger will not occur; the outcome of any current legal proceedings or future legal proceedings that may be instituted against the parties or others, including proceedings related to the Merger documents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination or abandonment of the Merger; unanticipated difficulties or expenditures relating to the proposed Merger; potential difficulties in employee retention as a result of the announcement and pendency of the proposed Merger; whether the combined business of the Company and Superlatus will be successful; and those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger dated as of June 30, 2023, by and among TRxADE Health, Inc., Foods Merger Sub, Inc., and Superlatus Inc.
10.1	Stock Swap Agreement dated June 28, 2023, by and among TRxADE Health, Inc., Suren Ajjarapu and Prashant Patel.
99.1	Press Release dated June 30, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRxADE HEALTH, INC.

	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer

Dated: June 30, 2023